UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: December 19, 2003
(Date of earliest event reported)

Inland Western Retail Real Estate Trust, Inc.
(Exact name of registrant as specified in the charter)
Maryland	333-103799	42-1579325
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2901 Butterfield Road
Oak Brook, Illinois 60523
(Address of Principal Executive Offices)

(630) 218-8000
(Registrant's telephone number including area code)

Not Applicable
(Former name or former address, if changed since last report)

We filed a Form 8-K dated December 31, 2003, with regard to the acquisition of Shaw's Supermarket, Pavilion at King's Grant, Newnan Crossing, Darien Towne Center, Eckerds-Edmond and Eckerds-Norman, without the requisite financial information. Accordingly we are filing this Form 8-K/A to include that financial information.

Item 7. Financial Statements and Exhibits

  Financial Statements
Darien Towne Center:

Independent Auditors' Report	F-10

Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2002	F-11

Notes to the Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2002	F-12

Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003 (unaudited)	F-14

Notes to the Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003 (unaudited)	F-15
Properties Acquired from Thomas Enterprises in 2003:

Independent Auditors' Report	F-16

Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003	F-17

Notes to the Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003	F-18

Stony Creek Marketplace:

Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003 (unaudited)	F-20

Notes to the Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003 (unaudited)	F-21

Park Place:

Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003 (unaudited)	F-22

Notes to the Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003 (unaudited)	F-23

Shaw's Supermarket:

Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003 (unaudited)	F-24

Notes to the Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003 (unaudited)	F-25

Hickory Ridge:

Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003 (unaudited)	F-26

Notes to the Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003 (unaudited)	F-27

CorWest:

Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003 (unaudited)	F-28

Notes to the Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003 (unaudited)	F-29

SuperValue Metro Square Center:

Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003 (unaudited)	F-30

Notes to the Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003 (unaudited)	F-31

Larkspur Landing:

Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003 (unaudited)	F-32

Notes to the Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003 (unaudited)	F-33

North Ranch Pavilion:

Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003 (unaudited)	F-34

Notes to the Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003 (unaudited)	F-35

Plaza Del Norte:

Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003 (unaudited)	F-36

Notes to the Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003 (unaudited)	F-37

MacArthur Crossing:

Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003 (unaudited)	F-38

Notes to the Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003 (unaudited)	F-39

Promenade at Red Cliff:

Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003 (unaudited)	F-40

Notes to the Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003 (unaudited)	F-41

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INLAND WESTERN RETAIL REAL ESTATE TRUST, INC.

By: /s/ Kelly Tucek
 Name: Kelly Tucek
Title: Treasurer
Date: March 2, 2004

Inland Western Retail Real Estate Trust, Inc.
Pro Forma Consolidated Balance Sheet
December 31, 2003
(unaudited)

The following unaudited Pro Forma Consolidated Balance Sheet is presented as if the acquisitions of the properties indicated in Note B had occurred on December 31, 2003.

This unaudited Pro Forma Consolidated Balance Sheet is not necessarily indicative of what the actual financial position would have been at December 31, 2003, nor does it purport to represent our future financial position. No pro forma adjustments have been made for any potential property acquisitions identified as of February 25, 2004. The Company does not consider these properties as probable under Regulation 3-14 as the Company has not completed the due diligence process on these properties. Additionally, the Company has not received sufficient offering proceeds or obtained firm financing commitments to acquire all of these properties as of February 25, 2004. The Company believes it will have sufficient cash from offering proceeds raised and from additional financing proceeds to acquire these properties at the consummation of these transactions.

Inland Western Retail Real Estate Trust, Inc.
Pro Forma Consolidated Balance Sheet
December 31, 2003
(unaudited)
	Historical	Pro Forma
	(A)	Adjustments	Pro Forma
Assets

Net investment properties (B)	$122,579,417	270,572,072	393,151,489
Acquired intangibles (B) (D)	10,344,354	23,986,926	34,331,280
Cash and cash equivalents	64,381,134	(25,000,000)	39,381,134
Accounts and rents receivable	1,147,551	-	1,147,551
Due from affiliates	918,750	-	918,750
Note receivable	7,552,155	-	7,552,155
Other assets	3,744,642	-	3,744,642
Loan fees	1,434,160	-	1,434,160

Total assets	$212,102,163	269,558,998	481,661,161
	===========	===========	===========
Liabilities and Stockholders' Equity

Accounts payable	505,448	-	505,448
Accrued offering costs to affiliates	1,369,366	-	1,369,366
Due to affiliates	2,154,158	-	2,154,158
Accrued real estate taxes	1,392,069	-	1,392,069
Distributions payable	927,539	-	927,539
Mortgage payable (B) (E)	29,627,000	128,570,000	158,197,000
Line of credit	5,000,000	-	5,000,000
Acquired intangibles (B) (D)	5,910,413	4,769,998	10,680,411
Advances from advisor	1,202,519	-	1,202,519
Security deposits	108,189	-	108,189
Prepaid rental and recovery income	104,756	-	104,756
Other liabilities	71,927	-	71,927

Total liabilities	48,373,384	133,339,998	181,713,382
	==========	===========	==========
Common stock (C)	18,737	15,479	34,216
Additional paid-in capital (net of offering costs) (C)	165,168,650	136,203,521	301,372,171
Accumulated distributions in excess of net loss	(1,458,608)	-	(1,458,608)

Total stockholders' equity	163,728,779	136,219,000	299,947,799

Total liabilities and stockholders' equity	$212,102,163	269,558,998	481,661,161
	===========	==========	===========

See accompanying notes to pro forma consolidated balance sheet.

Inland Western Retail Real Estate Trust, Inc.
Notes to Pro Forma Consolidated Balance Sheet
December 31, 2003
(unaudited)

  The historical column represents our Consolidated Balance Sheet as of December 31, 2003 as filed with the Securities Exchange Commission on Form 10-K. As of December 31, 2003, the Company had sold 18,698,092 shares to the public and 19,049 shares were issued pursuant to the Company's distribution reinvestment program. As a result, the Company received $187,127,250 of gross offering proceeds. In addition, the Company received the Advisor's capital contribution of $200,000 for which the Advisor was issued 20,000 shares.

  The pro forma adjustments reflect the acquisition of the following properties. The mortgages payable represent mortgages obtained from a third party subsequent to acquisition. No pro forma adjustment has been made for prorations or other closing costs as the amounts are not significant:

	Acquisition	Mortgage
	Price	Payable

Hickory Ridge	$41,900,000	23,650,000
CorWest	33,000,000	18,150,000
Metro Square Center	11,031,000	-
Larkspur Landing	61,147,000	33,630,000
North Ranch Pavilion	18,468,000	-
Plaza del Norte	59,143,000	32,528,000
MacArthur Crossing	23,102,000	-
Newnan Crossing Phase II	22,362,000	-
Promenade at Red Cliff	19,636,000	-

Total	$289,789,000	107,958,000
	==========	===========

Allocation of net investments in properties:
Land	$80,023,512
Building and improvements	190,548,560
Acquired in-place lease intangibles	16,900,000
Acquired above market lease intangibles	7,086,926
Acquired below market lease intangibles	(4,769,998)

Total	$289,789,000
===========

  Additional offering proceeds of $154,790,000, net of additional offering costs of $18,571,000 are reflected as received as of December 31, 2003, prior to the purchase of the properties and are limited to offering proceeds necessary to acquire the properties and offering proceeds actually received as of February 25, 2004. Offering costs consist principally of registration costs, printing and selling costs, including commissions.

  Acquired intangibles represent above and below market leases and the difference between the property valued with the existing in place leases and the property valued as if vacant. The value of the acquired leases will be amortized over the lease term.

  Inland Western Retail Real Estate Trust, Inc.
  Notes to Pro Forma Consolidated Balance Sheet
  December 31, 2003
  (unaudited)

  Additional mortgages payable of $128,570,000, reflected as funded as of December 31, 2003, includes $107,958,000 of mortgages payable obtained subsequent to the acquisition of the properties described in (B) and $20,612,000 of new financing place on previously acquired properties.

  No pro forma assumptions have been made for the additional payment of distributions resulting from the additional proceeds raised.

Inland Western Retail Real Estate Trust, Inc.
Pro Forma Consolidated Statement of Operations
For the year ended December 31, 2003
(unaudited)

The following unaudited Pro Forma Consolidated Statement of Operations is presented to give effect the acquisition of the properties indicated in Note B of the Notes to the Pro Forma Consolidated Statement of Operations as though they occurred on January 1, 2003 or the date significant operations commenced. No pro forma adjustments have been made for any potential property acquisitions identified as of February 25, 2004. The Company does not consider these properties as probable under Regulation 3-14 as the Company has not completed the due diligence process on these properties. Additionally, the Company has not received sufficient offering proceeds or obtained firm financing commitments to acquire all of these properties as of February 25, 2004. The Company believes it will have sufficient cash from offering proceeds raised and from additional financing proceeds to acquire these properties at the consummation of these transactions. No pro forma adjustments were made for the Eckerds-Edmond or the Eckerds-Norman, as the properties were completed in 2003 and there were no significant operations prior to our acquisition.

This unaudited Pro Forma Consolidated Statement of Operations is not necessarily indicative of what the actual results of operations would have been for the year ended December 31, 2003, nor does it purport to represent our future results of operations.

Inland Western Retail Real Estate Trust, Inc.
Pro Forma Consolidated Statement of Operations
For the year ended December 31, 2003(unaudited)

		Pro Forma	Pro Forma
	Historical	Adjustments	Adjustments
	(A)	(B)	(C)	Pro Forma

Rental income	$606,645	3,278,860	28,072,141	31,957,646
Additional rent	137,988	529,344	7,675,281	8,342,613
Interest income	37,648	-	-	37,648

Total income	782,281	3,808,204	35,747,422	40,337,907

General and administrative expenses	320,213	-	-	320,213
Advisor asset management fee (D)	-	236,603	2,165,721	2,402,324
Property operating expenses	126,617	626,009	9,427,404	10,180,030
Management fee (G)	16,627	157,419	1,645,534	1,819,580
Interest expense (I)	135,735	-	7,122,740	7,258,475
Depreciation (E)	140,497	964,275	9,450,121	10,554,893
Amortization (H)	76,608	313,253	3,058,580	3,448,441
Acquisition costs	139,263	-	-	139,263

Total expenses	955,560	2,297,559	32,870,100	36,123,219

Net income (loss)	$(173,279)	1,510,645	2,877,322	4,214,688

Weighted average number of shares of common stock outstanding, basic and diluted (F)	2,520,986			34,216,000

Net income per share, basic and diluted (F)	(.07)			.12

See accompanying notes to pro forma consolidated statement of operations.

Inland Western Retail Real Estate Trust, Inc.
Notes to Pro Forma Consolidated Statement of Operations
For the year ended December 31, 2003
(unaudited)

  The historical information represents the historical statement of operations of the Company for the period from March 5, 2003 (inception) to December 31, 2003 as filed with the Securities Exchange Commission on Form 10-K.
  Total pro forma adjustments for acquisitions consummated as of December 31, 2003 are as though the properties were acquired January 1, 2003.

	Gross Income
	& Direct		Total
	Operating	Pro Forma	Pro Forma
	Expenses (1)	Adjustments	Adjustments

Rental income	$2,968,855	310,005	3,278,860
Additional rental income	529,344	-	529,344
	-	-	-

Total income	3,498,199	310,005	3,808,204

Advisor asset management fee	-	236,603	- 236,603
Property operating expenses	626,009	-	626,009
Management fees	-	157,419	157,419
Interest expense	-	-	-
Depreciation	-	964,275	964,275
Amortization	-	313,253	313,253

Total expenses	626,009	1,671,550	2,297,559

Net income (loss)	$2,872,190	(1,361,545)	1,510,645

  Combined gross income and direct operating expenses as prepared in accordance with Rule 3.14 of Regulation S-X for the following properties:

Newnan Crossing and Pavilion at Kings Grant

Inland Western Retail Real Estate Trust, Inc.
Notes to Pro Forma Consolidated Statement of Operations
For the year ended December 31, 2003
(unaudited)

  Total pro forma adjustments for acquisitions consummated as of December 31, 2003 are as though the properties were acquired January 1, 2003. No adjustment was made for Eckerds-Edmond or Eckerds-Norman as the properties were completed in 2003 and there were no significant operations prior to our acquisition.

	Gross Income
	& Direct		Total
	Operating	Pro Forma	Pro Forma
	Expenses (1)	Adjustments	Adjustments

Rental income	$29,893,072	(820,931)	28,072,141
Additional rental income	7,675,281	-	7,675,281
Other income	-	-	-

Total income	36,568,353	(820,931)	35,747,422

Advisor asset management fee	-	2,165,721	2,165,721
Property operating expenses	9,427,404	-	9,427,404
Management fees	-	1,645,534	1,645,534
Interest expense	-	7,122,740	7,122,740
Depreciation	-	9,450,121	9,450,121
Amortization	-	3,058,580	3,058,580

Total expenses	9,427,404	23,442,696	32,870,100

Net income (loss)	$27,140,949	(24,263,627)	2,877,322

  Combined gross income and direct operating expenses based on information provided by the Seller for the following properties:

Park Place, Stony Creek Marketplace, Darien Towne Center, Shaw's-New Britain, Hickory Ridge, CorWest, Super Value Metro Square Center, Larkspur Landing, North Ranch Pavilion, Plaza Del Norte, MacArthur Crossing and Promenade at Red Cliff

Inland Western Retail Real Estate Trust, Inc.
Notes to Pro Forma Consolidated Statement of Operations
For the year ended December 31, 2003
(unaudited)

  The advisor asset management fee will be subordinated to the shareholders' receipt of a stated return. Based on the Company's projection of the amount to be subordinated, the advisor asset management fee was calculated as .5% of the average assets

  Buildings and improvements will be depreciated on a straight line basis based upon estimated useful lives of 30 years for building and improvements and 15 years for site improvements. That portion of the purchase price that is allocated to above or below lease intangibles will be amortized on a straight line basis over the life of the related lease as an adjustment to rental income. Other leasing costs, tenant improvements and in place lease intangibles will be amortized on a straight line basis over the life of the related lease as a component of amortization expense.

  The pro forma weighted average shares of common stock outstanding for the year ended December 31, 2003 was calculated using the additional shares sold to purchase each of the properties on a weighted average basis plus the 20,000 shares purchased by the Advisor in connection with our organization.

  Management fees are calculated as 4.5% of gross revenues pursuant to the management agreement.

  The value of the acquired leases will be amortized over the lease term.

  The pro forma adjustments relating to interest expense were based on the following debt terms:
	Principal	Interest	Maturity
Property	Balance	Rate (%)	Date

Stony Creek	$14,162,000	4.770	01/11
Shaw's - New Britain	6,450,000	4.684	11/28
CorWest	18,150,000	4.560	02/09
Hickory Ridge	23,650,000	4.531	02/09
Larkspur Landing	33,630,000	4.450	02/09
Plaza del Norte	32,528,000	4.610	03/10
Darien Towne Center	16,500,000	4.650	06/10
Park Place	13,127,000	4.710	11/08

Independent Auditors' Report

The Board of Directors
Inland Western Retail Real Estate Trust, Inc.

We have audited the accompanying Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") of Darien Towne Center ("the Property") for the year ended December 31, 2002. This Historical Summary is the responsibility of management. Our responsibility is to express an opinion on the Historical Summary based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in Form 8-K/A of Inland Western Retail Real Estate Trust, Inc., as described in note 2. The presentation is not intended to be a complete presentation of the Property's revenues and expenses.

In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of Darien Towne Center for the year ended December 31, 2002, in conformity with accounting principles generally accepted in the United States of America.

  KPMG LLP

  Los Angeles, California
  December 4, 2003

  Darien Towne Center
  Historical Summary of Gross Income and Direct Operating Expenses
  For the year ended December 31, 2002
  (in thousands)

For the year
ended
December 31, 2002
Gross income:
rental income	$2,051
Tenant reimbursements	449

Total gross income	2,500

Direct operating expenses:
Utilities, maintenance, and repairs	201
Real estate taxes	344
Insurance	35

Total direct operating expenses	580

Excess of gross income over direct operating expenses	$1,920

  See accompanying notes to historical summary of gross income and direct operating expense.

  Darien Towne Center
  Notes to Historical Summary of Gross Income and Direct Operating Expenses
  For the year ended December 31, 2002

    Business

    Darien Towne Center (the Property) is a shopping center located in Darien, Illinois. The Property consists of 217,505 square feet of gross leasable area and was 95% occupied at December 31, 2002. Approximately 77% of the property's leasable area is leased to three tenants, Home Depot, Circuit City, and PetSmart. Inland Western Retail Real Estate Trust, Inc. (IWRRETI) has signed a purchase and sale agreement for the purchase of the Property from an unaffiliated third-party seller.

    Basis of Presentation

    The Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in Form 8-K/A of IWRRETI and is not intended to be a complete presentation of the Property's revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of the Property to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

    Gross Income

    The Property leases retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which the Property is reimbursed for common area, real estate, and insurance costs. Certain leases contain renewal to options at various periods at various rental rates.

    Rental income is recognized using the accrual method based on contractual amounts provided for in the lease agreements. Rental revenue is recognized on a straight-line basis over the term of the respective leases.

    The following is a schedule of minimum future rental to be received on noncancelable operating leases as of December 31, 2002 (in thousands):

Year	Total

2003	$2,089
2004	1,938
2005	1,452
2006	1,440
2007	1,390
Thereafter	9,148

Total	$17,457

    Darien Towne Center
    Notes to Historical Summary of Gross Income and Direct Operating Expenses
    For the year ended December 31, 2002

    Direct Operating Expenses

  Direct operating expenses include only those costs expected to be comparable to the proposed future operations of the Property. Repairs and maintenance expenses are charged to operations as incurred. Costs such as depreciation, amortization, management fees, interest expense related to mortgage debt not assumed, and professional fees are excluded from the Historical Summary.

  Darien Towne Center
  Historical Summary of Gross Income and Direct Operating Expenses
  For the year ended December 31, 2003 (unaudited)

For the
year ended
December 31, 2003
(unaudited)
Gross income:
Base rental income	$2,123,487
Operating expense and real estate tax recoveries	514,801

Total gross income	2,638,288

Direct operating expenses:
Property operating expenses	628,144

Total direct operating expenses	628,144

Excess of gross income over direct operating expenses	$2,010,144

  See accompanying notes to historical summary of gross income and direct operating expense.

  Darien Towne Center
  Historical Summary of Gross Income and Direct Operating Expenses
  For the year ended December 31, 2003 (unaudited)

  1. Basis of Presentation

  The Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003 has been prepared from the operating statements provided by the owners of the property during that period and requires management of Darien Towne Center to make estimates and assumptions that affect the amounts of the revenues and expense during that period. Actual results may differ from those estimates.

  All adjustments necessary for a fair presentation have been made to the accompanying unaudited amounts for the year ended December 31, 2003.

  Independent Auditors' Report

  The Board of Directors
  Inland Western Retail Real Estate Trust, Inc.

  We have audited the accompanying Combined Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") of the Properties Acquired from Thomas Enterprises in 2003 ("the Properties") for the year ended December 31, 2003. This Historical Summary is the responsibility of management of Inland Western Retail Real Estate Trust, Inc. Our responsibility is to express an opinion on the Historical Summary based on our audit.

  We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the Historical Summary is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the Historical Summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the Historical Summary. We believe that our audit provides a reasonable basis for our opinion.

  The accompanying Historical Summary was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and for inclusion in Form 8-K/A of Inland Western Retail Real Estate Trust, Inc., as described in note 2. The presentation is not intended to be a complete presentation of the Properties' revenues and expenses.

  In our opinion, the Historical Summary referred to above presents fairly, in all material respects, the gross income and direct operating expenses described in note 2 of the Properties Acquired from Thomas Enterprises in 2003 for the year ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America.

  KPMG LLP

  Chicago, Illinois
  February 24, 2004

  The Properties Acquired from Thomas Enterprises in 2003
  Combined Historical Summary of Gross Income and Direct Operating Expenses
  For the year ended December 31, 2003

For the year
ended
December 31, 2003
Gross income:
Base rental income	$2,968,855
Operating expense and real estate tax recoveries	529,344

Total gross income	3,498,199

Direct operating expenses:
Operating expenses	372,962
Real estate taxes	217,447
Insurance	35,600

Total direct operating expenses	626,009

Excess of gross income over direct operating expenses	$2,872,190

  See accompanying notes to historical summary of gross income and direct operating expense.

  Properties Acquired from Thomas Enterprises in 2003
  Notes to Combined Historical Summary of Gross Income and Direct Operating Expenses
  For the year ended December 31, 2003

    Business

    The Properties Acquired from Thomas Enterprises in 2003 ("the Properties") consists of the following:
	Gross Leasable Area		Occupancy at December 31, 2003
Name	(unaudited)	Location	(unaudited)

Pavilion at King's Grant	79,909	Concord, North Carolina	100%

Newnan Crossing	288,284	Newnan, Georgia	100%

    Two tenants account for 41% of the Properties' base rental income.

    Inland Western Retail Real Estate Trust, Inc. ("IWRRETI") acquired the Pavilion at King's Grant and Newnan Crossing on December 30, 2003 and December 23, 2003, respectively from Thomas Enterprises, an unaffiliated party. The Historical Summary represents the combination of the Properties described above since the Properties were owned by Thomas Enterprises.

    A portion of Pavilion at King's Grant and Newnan Crossing (representing approximately 71,000 square feet and 275,800 square feet, respectively,) of the Properties' gross leasable area was completed as of December 31, 2002. The remaining portion of the Properties' gross leasable area (representing the remaining approximately 8,000 square feet and 12,400 square feet, respectively,) was under construction and completed during 2003.

    Basis of Presentation

    The Historical Summary of Gross Income and Direct Operating Expenses ("Historical Summary") has been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission Regulation S-X and for inclusion in Form 8-K/A of IWRRETI and is not intended to be a complete presentation of the Properties' revenues and expenses. The Historical Summary has been prepared on the accrual basis of accounting and requires management of the Properties to make estimates and assumptions that affect the reported amounts of the revenues and expenses during the reporting period. Actual results may differ from those estimates.

    Gross Income

    The Properties lease retail space under various lease agreements with its tenants. All leases are accounted for as operating leases. The leases include provisions under which the Properties are reimbursed for common area, real estate, and insurance costs. Revenue related to these reimbursed costs is recognized in the period the applicable costs are incurred and billed to tenants pursuant to the lease agreements. Certain leases contain renewal options at various periods at various rental rates. Recognition of contingent rental income is deferred until the target that triggers the contingent rental income is achieved. No contingent rent was earned during the year ended December 31, 2003.

    The Properties have five ground leases which are classified as operating leases with terms ranging through February 2014. Total ground lease income was $363,323 and is included in base rental income in the accompanying Historical Summary for the year ended December 31, 2003.

    Properties Acquired from Thomas Enterprises in 2003
    Notes to Combined Historical Summary of Gross Income and Direct Operating Expenses
    For the year ended December 31, 2003

    Although certain leases may provide for tenant occupancy during periods for which no rent is due and/or increases exists in minimum lease payments over the term of the lease, rental income accrues for the full period of occupancy on a straight-line basis. Related adjustments increased base rental income by $294,000 for the year ended December 31, 2003.

    Minimum rents to be received from tenants under operating leases, which terms range from five to twenty years in effect at December 31, 2003, are as follows:

Year	Total

2004	$3,537,586
2005	3,396,343
2006	3,351,239
2007	3,155,649
2008	3,124,333
Thereafter	22,863,275

Total	$39,428,425
    Direct Operating Expenses

  Direct operating expenses include only those costs expected to be comparable to the proposed future operations of the Property. Repairs and maintenance expenses are charged to operations as incurred. Costs such as depreciation, amortization, management fees, interest expense related to mortgage debt not assumed, and professional fees are excluded from the Historical Summary.

  Stoney Creek Marketplace
     Historical Summary of Gross Income and Direct Operating Expenses
  For the year ended December 31, 2003 (unaudited)

For the
year ended
December 31, 2003
(unaudited)
Gross income:
Base rental income	$393,702
Operating expense and real estate tax recoveries	130,140

Total gross income	523,842

Direct operating expenses:
Property operating expenses	98,974

Total direct operating expenses	98,974

Excess of gross income over direct operating expenses	$424,868

  See accompanying notes to historical summary of gross income and direct operating expense.

  Stoney Creek Marketplace
  Historical Summary of Gross Income and Direct Operating Expenses
  For the year ended December 31, 2003 (unaudited)

  1. Basis of Presentation

  The Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003 has been prepared from the operating statements provided by the owners of the property during that period and requires management of Stoney Creek Marketplace to make estimates and assumptions that affect the amounts of the revenues and expense during that period. Actual results may differ from those estimates.

  All adjustments necessary for a fair presentation have been made to the accompanying unaudited amounts for the year ended December 31, 2003.

  Park Place
     Historical Summary of Gross Income and Direct Operating Expenses
  For the year ended December 31, 2003 (unaudited)

For the
year ended
December 31, 2003
(unaudited)
Gross income:
Base rental income	$1,911,675
Operating expense and real estate tax recoveries	522,437

Total gross income	2,434,112

Direct operating expenses:
Property operating expenses	614,295

Total direct operating expenses	614,295

Excess of gross income over direct operating expenses	$1,819,817

  See accompanying notes to historical summary of gross income and direct operating expense.

  Park Place
  Historical Summary of Gross Income and Direct Operating Expenses
  For the year ended December 31, 2003 (unaudited)

  1. Basis of Presentation

  The Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003 has been prepared from the operating statements provided by the owners of the property during that period and requires management of Park Place to make estimates and assumptions that affect the amounts of the revenues and expense during that period. Actual results may differ from those estimates.

  All adjustments necessary for a fair presentation have been made to the accompanying unaudited amounts for the year ended December 31, 2003.

  Shaw's Supermarket
  Historical Summary of Gross Income and Direct Operating Expenses
  For the year ended December 31, 2003 (unaudited)

For the
year ended
December 31, 2003
(unaudited)
Gross income:
Base rental income	$1,083,357
Operating expense and real estate tax recoveries	460,797

Total gross income	1,544,154

Direct operating expenses:
Property operating expenses	460,797

Total direct operating expenses	460,797

Excess of gross income over direct operating expenses	$1,083,357

  See accompanying notes to historical summary of gross income and direct operating expense.

  Shaw's Supermarket
  Historical Summary of Gross Income and Direct Operating Expenses
  For the year ended December 31, 2003 (unaudited)

  1. Basis of Presentation

  The Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003 has been prepared from the operating statements provided by the owners of the property during that period and requires management of Shaw's Supermarket to make estimates and assumptions that affect the amounts of the revenues and expense during that period. Actual results may differ from those estimates.

  All adjustments necessary for a fair presentation have been made to the accompanying unaudited amounts for the year ended December 31, 2003.

  Hickory Ridge
  Historical Summary of Gross Income and Direct Operating Expenses
  For the year ended December 31, 2003 (unaudited)

For the
year ended
December 31, 2003
(unaudited)
Gross income:
Base rental income	$3,431,220
Operating expense and real estate tax recoveries	270,617

Total gross income	3,701,837

Direct operating expenses:
Property operating expenses	403,934

Total direct operating expenses	403,934

Excess of gross income over direct operating expenses	$3,297,903

  See accompanying notes to historical summary of gross income and direct operating expense.

  Hickory Ridge
  Historical Summary of Gross Income and Direct Operating Expenses
  For the year ended December 31, 2003 (unaudited)

  1. Basis of Presentation

  The Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003 has been prepared from the operating statements provided by the owners of the property during that period and requires management of Hickory Ridge to make estimates and assumptions that affect the amounts of the revenues and expense during that period. Actual results may differ from those estimates.

  All adjustments necessary for a fair presentation have been made to the accompanying unaudited amounts for the year ended December 31, 2003.

  CorWest
  Historical Summary of Gross Income and Direct Operating Expenses
  For the year ended December 31, 2003 (unaudited)

For the
year ended
December 31, 2003
(unaudited)
Gross income:
Base rental income	$2,029,057
Operating expense and real estate tax recoveries	280,738

Total gross income	2,309,795

Direct operating expenses:
Property operating expenses	517,981

Total direct operating expenses	517,981

Excess of gross income over direct operating expenses	$1,791,814

  See accompanying notes to historical summary of gross income and direct operating expense.

  CorWest
  Historical Summary of Gross Income and Direct Operating Expenses
  For the year ended December 31, 2003 (unaudited)

  1. Basis of Presentation

  The Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003 has been prepared from the operating statements provided by the owners of the property during that period and requires management of CorWest to make estimates and assumptions that affect the amounts of the revenues and expense during that period. Actual results may differ from those estimates.

  All adjustments necessary for a fair presentation have been made to the accompanying unaudited amounts for the year ended December 31, 2003.

  Supervalue Metro Square Center
  Historical Summary of Gross Income and Direct Operating Expenses
  For the year ended December 31, 2003 (unaudited)

For the
year ended
December 31, 2003
(unaudited)
Gross income:
Base rental income	$897,648
Operating expense and real estate tax recoveries	182,725

Total gross income	1,080,373

Direct operating expenses:
Property operating expenses	246,502

Total direct operating expenses	246,502

Excess of gross income over direct operating expenses	$833,871

  See accompanying notes to historical summary of gross income and direct operating expense.

  Supervalue Metro Square Center
  Historical Summary of Gross Income and Direct Operating Expenses
  For the year ended December 31, 2003 (unaudited)

  1. Basis of Presentation

  The Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003 has been prepared from the operating statements provided by the owners of the property during that period and requires management of Supervalue Metro Square Center to make estimates and assumptions that affect the amounts of the revenues and expense during that period. Actual results may differ from those estimates.

  All adjustments necessary for a fair presentation have been made to the accompanying unaudited amounts for the year ended December 31, 2003.

  Larkspur Landing
  Historical Summary of Gross Income and Direct Operating Expenses
  For the year ended December 31, 2003 (unaudited)

For the
year ended
December 31, 2003
(unaudited)
Gross income:
Base rental income	$4,483,420
Operating expense and real estate tax recoveries	999,847

Total gross income	5,483,267

Direct operating expenses:
Property operating expenses	1,765,831

Total direct operating expenses	1,765,831

Excess of gross income over direct operating expenses	$3,717,436

  See accompanying notes to historical summary of gross income and direct operating expense.

  Larkspur Landing
  Historical Summary of Gross Income and Direct Operating Expenses
  For the year ended December 31, 2003 (unaudited)

  1. Basis of Presentation

  The Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003 has been prepared from the operating statements provided by the owners of the property during that period and requires management of Larkspur Landing to make estimates and assumptions that affect the amounts of the revenues and expense during that period. Actual results may differ from those estimates.

  All adjustments necessary for a fair presentation have been made to the accompanying unaudited amounts for the year ended December 31, 2003.

  North Ranch Pavilion
  Historical Summary of Gross Income and Direct Operating Expenses
  For the year ended December 31, 2003 (unaudited)

For the
year ended
December 31, 2003
(unaudited)
Gross income:
Base rental income	$1,093,249
Operating expense and real estate tax recoveries	361,803

Total gross income	1,455,052

Direct operating expenses:
Property operating expenses	373,662

Total direct operating expenses	373,662

Excess of gross income over direct operating expenses	$1,081,390

  See accompanying notes to historical summary of gross income and direct operating expense.

  North Ranch Pavilion
  Historical Summary of Gross Income and Direct Operating Expenses
  For the year ended December 31, 2003 (unaudited)

  1. Basis of Presentation

  The Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003 has been prepared from the operating statements provided by the owners of the property during that period and requires management of North Ranch Pavilion to make estimates and assumptions that affect the amounts of the revenues and expense during that period. Actual results may differ from those estimates.

  All adjustments necessary for a fair presentation have been made to the accompanying unaudited amounts for the year ended December 31, 2003.

  Plaza Del Norte
     Historical Summary of Gross Income and Direct Operating Expenses
  For the year ended December 31, 2003 (unaudited)

For the
year ended
December 31, 2003
(unaudited)
Gross income:
Base rental income	$4,089,217
Operating expense and real estate tax recoveries	1,635,728

Total gross income	5,724,945

Direct operating expenses:
Property operating expenses	1,754,278

Total direct operating expenses	1,754,278

Excess of gross income over direct operating expenses	$3,970,667

  See accompanying notes to historical summary of gross income and direct operating expense.

  Plaza Del Norte
  Historical Summary of Gross Income and Direct Operating Expenses
  For the year ended December 31, 2003 (unaudited)

  1. Basis of Presentation

  The Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003 has been prepared from the operating statements provided by the owners of the property during that period and requires management of Plaza Del Norte to make estimates and assumptions that affect the amounts of the revenues and expense during that period. Actual results may differ from those estimates.

  All adjustments necessary for a fair presentation have been made to the accompanying unaudited amounts for the year ended December 31, 2003.

  MacArthur Crossing
     Historical Summary of Gross Income and Direct Operating Expenses
  For the year ended December 31, 2003 (unaudited)

For the
year ended
December 31, 2003
(unaudited)
Gross income:
Base rental income	$1,701,316
Operating expense and real estate tax recoveries	652,885

Total gross income	2,354,201

Direct operating expenses:
Property operating expenses	657,978

Total direct operating expenses	657,978

Excess of gross income over direct operating expenses	$1,696,223

  See accompanying notes to historical summary of gross income and direct operating expense.

  MacArthur Crossing
  Historical Summary of Gross Income and Direct Operating Expenses
  For the year ended December 31, 2003 (unaudited)

  1. Basis of Presentation

  The Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003 has been prepared from the operating statements provided by the owners of the property during that period and requires management of MacArthur Crossing to make estimates and assumptions that affect the amounts of the revenues and expense during that period. Actual results may differ from those estimates.

  All adjustments necessary for a fair presentation have been made to the accompanying unaudited amounts for the year ended December 31, 2003.

  Promenade at Red Cliff
     Historical Summary of Gross Income and Direct Operating Expenses
  For the year ended December 31, 2003 (unaudited)

For the
year ended
December 31, 2003
(unaudited)
Gross income:
Base rental income	$1,223,447
Operating expense and real estate tax recoveries	330,564

Total gross income	1,554,011

Direct operating expenses:
Property operating expenses	376,012

Total direct operating expenses	376,012

Excess of gross income over direct operating expenses	$1,177,999

  See accompanying notes to historical summary of gross income and direct operating expense.

  Promenade at Red Cliff
  Historical Summary of Gross Income and Direct Operating Expenses
  For the year ended December 31, 2003 (unaudited)

  1. Basis of Presentation

  The Historical Summary of Gross Income and Direct Operating Expenses for the year ended December 31, 2003 has been prepared from the operating statements provided by the owners of the property during that period and requires management of Promenade at Red Cliff to make estimates and assumptions that affect the amounts of the revenues and expense during that period. Actual results may differ from those estimates.

  All adjustments necessary for a fair presentation have been made to the accompanying unaudited amounts for the year ended December 31, 2003.